UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2008

ICF International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33045	22-3661438
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9300 Lee Highway, Fairfax, Virginia	22031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (703) 934-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 245 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchanged Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 28, 2008, ICF International, Inc. (the “Company”) announced it expected to issue its first quarter earnings release on May 8, 2008, after the close of market. The Company will conduct a conference call and webcast at 5:00 p.m. Eastern Time on May 8, 2008, to discuss the results for the quarter ended March 31, 2008. Instructions on how to access the webcast are contained in the press release, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated April 28, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICF International, Inc.

Date: April 28, 2008	By:	/s/ Judith B. Kassel
Judith B. Kassel
General Counsel and Secretary

Exhibit Index

Exhibit No.	Document

99.1	Press Release dated April 28, 2008

Exhibit 99.1

NEWS RELEASE

ICF International Announces Timing of 1st Quarter 2008 Earnings

Release and Conference Call

FOR IMMEDIATE RELEASE

FAIRFAX, Va. (April 28, 2008) — ICF International (NASDAQ: ICFI) announced today that it will release its first quarter 2008 results after the market closes on May 8, 2008. The results will be available at http://investor.icfi.com. ICF management will host a conference call at 5 p.m. eastern time to discuss performance.

To participate, register at http://investor.icfi.com at least 15 minutes prior and download and install any necessary software. An archive will be available for one year following the live event. A replay of the call will be available beginning at 7 p.m. May 8 through May 15 at 1.888.286.8010 (U.S.) or 1.617.801.6888 (international). The passcode is 67826401.

Investor Information Contact:

MBS Value Partners

Lynn Morgen, 1.212.750.5800

Company Information Contact:

ICF International

Polly Shannon, 1.703.934.3144

About ICF International

ICF International (NASDAQ: ICFI) partners with government and commercial clients to deliver consulting services and technology solutions in the energy, climate change, environment, transportation, social programs, health, defense, and emergency management markets. The firm combines passion for its work with industry expertise and innovative analytics to produce compelling results throughout the entire program life cycle, from analysis and design through implementation and improvement. Since 1969, ICF has been serving government at all levels, major corporations, and multilateral institutions. More than 3,000 employees serve these clients worldwide. ICF’s Web site is www.icfi.com.

Caution Concerning Forward-Looking Statements

This document may contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995—that is, statements related to future—not past—events, plans, and prospects. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “guidance,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “seek,” “should,” “will,” “would,” or similar words. You should read statements that contain these words carefully because they discuss our future expectations, contain projections of our future results of operations or of our financial position, or state other forward-looking information, and are subject to factors that could cause actual results to differ materially from those anticipated. For ICF, particular uncertainties that could adversely or positively affect the Company’s future results include but are not limited to: risks related to the government contracting industry, including the timely approval of government budgets, changes in client spending priorities, and the results of government audits and investigations; risks related to our business, including our dependence on contracts with U.S. Federal Government agencies and departments and the State of Louisiana; continued good relations with these and other customers; success in competitive bidding on recompete and new contracts; performance by ICF and its subcontractors under our contract with the State of Louisiana, Office of Community Development, including but not limited to the risks of failure to achieve certain levels of program activities, termination, or material modification of the contract, and political uncertainties relating to The Road Home program; uncertainties as to whether revenues corresponding to the Company’s contract backlog will actually be received; the future of the energy sector of the global economy; our ability to attract and retain management and staff; strategic actions, including attempts to expand our service offerings and client base, the ability to make acquisitions, and the performance and future integration of acquired businesses; risks associated with operations outside the United States, including but not limited to international, regional, and national economic conditions, including the effects of terrorist activities, war, and currency fluctuations; and other risks and uncertainties disclosed in the Company’s filings with the Securities and Exchange Commission. These uncertainties may cause ICF’s actual future results to be materially different than those expressed in the Company’s forward-looking statements. ICF does not undertake to update its forward-looking statements.

# # #